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                                                                  Exhibit 10.11b

                                    AMENDMENT
                                       OF
                                 TRIBUNE COMPANY
                        1997 INCENTIVE COMPENSATION PLAN

RESOLVED, that the Board of Directors of the Company hereby amends the Tribune Company 1997 Incentive Compensation Plan by adding the following new subparagraph (f) to Article IV:

      (f) any shares of Common Stock reserved for issuance and not used under the Company's 1992 Long-Term Incentive Plan and The Times Mirror Company 1996 Management Incentive Plan.

FURTHER RESOLVED, that the Secretary or Assistant Secretary of the Company is hereby authorized and empowered to take all steps necessary to effect the foregoing resolution, including the execution, filing and delivery of such documents as may be required by law or as may be deemed necessary or proper in connection with the matters set forth in these resolutions.

                                  *   *   *

I, Mark W. Hianik, Assistant Secretary for Tribune Company, hereby certify that the foregoing is a correct copy of resolutions duly adopted by the Board of Directors of Tribune Company on May 7, 2002.


                                                        /s/ Mark W. Hianik
                                                        ------------------
                                                            Mark W. Hianik